NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of February 3, 2012, by and between IZEA, INC., a Nevada corporation ("Holdings"), and IZEA Innovations, Inc., a Nevada corporation ("IZEA") (collectively, the “Company”), and each of the lenders entities whose names appear on the signature pages hereof.  Such lenders are each referred to herein as a “Lender” and, collectively, as the “Lenders”.

W I T N E S S E T H:

WHEREAS, the Company wishes to sell to each Lender, and each Lender wishes to purchase, upon the terms and subject to the conditions set forth in this Agreement, a Senior Secured Note, substantially in the form attached hereto as Exhibit A annexed hereto (a “Note” and, collectively with the other Notes issued hereunder, the “Notes”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.           Certain Definitions.

(a)           When used herein, the following terms shall have the respective meanings indicated:

“Closing” and “Closing Date” have the respective meanings specified in Section 2 of this Agreement.

“Common Stock” means the common stock of the Company, $0.0001 par value per share.

“Escrow Agreement” means the Escrow Agreement in the form attached hereto as Exhibit B.

“Purchase Price” means, with respect to the Notes purchased at the Closing, the original principal amount of the Note purchased at the Closing.

“Securities Act” means the Securities Act of 1933 Act, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement in the form attached hereto as Exhibit C.

“Transaction Documents” means (i) this Agreement, (ii) the Notes, (iii) the Escrow Agreement,and (iv) the Security Agreement.

(b)           Other Definitional Provisions.  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined.  The words “hereof”, “herein” and “hereunder” and words of similar import contained in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.	Closing.

Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Lender agrees to purchase a Note with a principal amount equal to the amount set forth below such Lender’s name on the signature pages hereof.  The date on which the closing of such purchase and sale occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Sichenzia Ross Friedman FerenceLLP, or such other place as the parties mutually agree upon, when (a) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each Lender, (b) each of the conditions to the Closing described in this Agreement has been satisfied or waived as specified therein and (c) payment of each Lender’s Purchase Price payable with respect to the Note being purchased by such Lender at the Closing has been made by wire transfer of immediately available funds.  At the Closing, the Company shall deliver to each Lender a duly executed instrument representing the Notewith a principal amount equal to the amount set forth below such Lender’s name on the signature pages hereof purchased by such Lender.

3.           Representations and Warranties of the Company.The Company represents and warrants to each Lender as follows, in each case as of the date hereof:

(a)           The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.

(b)           The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Notes. All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of the Transaction Documents.  The Transaction Documents have been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

4.           Representations, Warranties and Covenants of Lender.Each Lender hereby represents and warrants to, and agrees with, the Company as follows:

(a)           The Lender recognizes that the purchase of the Note involves a high degree of risk including, but not limited to, the following: (i) the Company has a history of losses, a limited operating history and requires substantial funds in addition to the proceeds from the sale of the Notes; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Note and the underlying securities (collectively, the “Securities”); (iii) the Lender may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition, the Lender could sustain the loss of its entire investment; and (vi) the Company has not paid any cash dividends since its inception and does not anticipate paying any cash dividends in the foreseeable future.

(b)           Lender is an “Accredited Investor” as such term is defined in Rule 501(a) promulgated under the Securities Act.

(c)           Each of the Transaction Documents to which Lender is party has been duly executed and delivered by Lender and constitutes the legal, valid and binding obligation of Lender, enforceable against Lender in accordance with its terms except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(d)           Lender hereby acknowledges and represents that Lender is able to bear the economic risk which Lender hereby assumes.

(e)           Lender understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment. Without limiting the generality of the foregoing, the Lender represents that it has carefully reviewed the Company’s reports and filings with the SEC, including without limitation, the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 17, 2011, as amended on June 7, 2011, including the information and risks provided under the caption “Risk Factors”, and further reports and filings of the Company with the SEC (collectively, the “SEC Filings”).

(f)           Lender acknowledges that Lender has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Securities. In particular, Lender agrees that no sale, assignment or transfer of any of the Securities acquired by Lender shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (a) the sale, assignment or transfer of such Securities is registered under the Securities Act, it being understood that the Securities are not currently registered for sale and that the Company has no obligation to so register the Securities; or (b) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. Lender further understands that an opinion of counsel satisfactory to the Company and other documents may be required to transfer the Securities.

(g)           Lender acknowledges that the Securities to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Securities shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(h)           Lender will acquire the Securities for Lender’s own account (or, if such individual is married, for the joint account of Lender and Lender’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(i)           The Lender represents and warrants that: (i) the Lender was contacted regarding the sale of the Securities by the Company (or an authorized agent or representative thereof) with whom the Lender had a prior substantial pre-existing relationship  and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Lender did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

5.           Conditions to Lenders’ Obligations at the Closing.  Each Lender’s obligations to effect the Closing, including without limitation its obligation to purchase its Note at the Closing, are conditioned upon the fulfillment (or waiver by such Lender in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

(a)           the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that particular date);

(b)           the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

(c)           the Company shall have executed and delivered to such Lender the Note being purchased by such Lender at the Closingand each other Transaction Document to which the Company is a party;

6.          Conditions to Company’s Obligations at the Closing.  The Company’s obligations to affect the Closing with Lenders are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

(a)           the representations and warranties of such Lender set forth in this Agreement and in the other Transaction Documents to which it is a party shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all material respects as of that date);

(b)           such Lender shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Lender on or before the Closing;

(c)           such Lender shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

(d)           Lender shall have tendered the Purchase Price for the Note being purchased by it on or before the Closing by wire transfer of immediately available funds pursuant to the wiring instructions provided by the Company.

7.           General Provisions.

(a)           Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.  THE COMPANY AND EACH LENDER CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

(b)           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile, e-mail or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

To the Company:	IZEA, Inc.
150 North Orange Avenue
Suite 412
Orlando, Florida 32801
Attn: Ted Murphy, President
T:321.332.6830
F: 407-264-8489

With a copy to:	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: Harvey Kesner, Esq.
T: 212.930.9700
F: 212.930.9725

To Lender:	To the address on the signature page attached hereto.

(c)           Entire Agreement.  Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)           Amendment.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Lenders holding at least a majority in principal amount of the then outstanding Notes(the “Majority Investors”).

(e)           Successors and Assigns.  This Agreement and the Note may be transferred or assigned by Lender in whole or in part, in Lender’s sole and absolute discretion.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(f)           Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)           Titles and Subtitles.  The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h)           Expenses.  The Company and Lender shall each bear their own expenses incurred with respect to this transaction.

(i)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(j)           Counsel.  Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of this Note and the matters referred to herein.  Each party recognizes and acknowledges that counsel to the Maker may have represented the Holder and investors/lenders in the Maker and may participate in the preparation of additional agreements and documents related to the parties and their relationshipand each party waives any conflicts of interest in connection therewith and other claims that it may not have been represented by its own counsel.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

IZEA, INC.

By:	/s/ Edward Murphy
Edward H. (Ted) Murphy CEO

IZEA Innovations, Inc.

By:	/s/ Edward Murphy
Edward H. (Ted) Murphy CEO

[SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT]

By:           Barry Honig                      Dated: February 3, 2012

/s/ Barry Honig

By:           Michael Brauser               Dated: February 3, 2012

/s/ Michael Brauser

Principal Amount of Note Purchased at Closing:                $500,000

ADDRESS:4400 Biscayne Boulevard, Suite 850, Miami, FL 33137

Exhibit A

Form of Note

Exhibit B

Form of Escrow Agreement

Exhibit C

Form of Security Agreement